UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Power3 Medical Products, Inc.
(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas 77381
(Address of principal executive offices and zip code)

(281) 466-1600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On October 1, 2007, Power3 Medical Products, Inc. (the “Company” or “Power3”) entered into a Distributor Agreement (the “Agreement”) with Financial Advisory House (“FAH”).  The Agreement provides that FAH will purchase the Company’s products for resale to customers in Saudi Arabia, Oman, Qstar, Kuwait, Syria, Jordan, Lebanon, Iraq, Bahrain, Yemen, Egypt and the United Arab Emirates.

The Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2007 with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Item 9.01	Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit Number	Description

Exhibit 99.1	Press Release dated 10-15-07

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

By:	/s/ Marion J. McCormick
Marion J. McCormick Chief Accounting Officer